EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on form S-8 (File No. 33-97772, File No. 333-51869, and File No. 333-70811).


                                        /s/      Arthur Andersen LLP



Atlanta, Georgia
April 13, 2000